UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 11, 2008

China Gateway Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	333-136487	13-3513270
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

9440 Little Santa Monica Blvd, Suite 401
Beverly Hills, California	90210
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code:  (310) 402-5901

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 11, 2008, Goldman Parks Kurland Mohidin LLP, the independent registered public accounting firm of China Gateway Corporation (the "Company"), notified the Company that the Company's previously issued consolidated financial statements for the three and six months ended June 30, 2008 contained in the Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 13, 2008 (the "Second Quarter 10-Q") required restatement.  The Company's Board of Directors and management discussed the matter with Goldman Parks Kurland Mohidin LLP and filed an amendment to the Second Quarter 10-Q on Form 10-Q/A restating the Company's consolidated financial statements for the three and six months ended June 30, 2008 (the "Amended 10-Q") on February 5, 2009.  The financial statements and other financial information contained in the Second Quarter 10-Q should not be relied upon.

In connection with preparing the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2008, errors were discovered with respect to how the Company accounted for the June 5, 2008 sale of the Company's wholly-owned subsidiary, g8wave, Inc., a Delaware corporation, to Bradley Mindich (the "Sale") pursuant to the Stock Purchase Agreement entered into as of May 12, 2008 by and among Mr. Mindich, PMCG Management Company, LLC and the Company.  As a result of the Sale, the Company became a "shell company" as defined in Section 12b-2 of the Securities Exchange Act of 1934, as amended.  The Company has amended certain aspects of the way in which it accounted for the Sale in the Amended 10-Q.  More specifically, the Company has amended the Loss From Discontinued Operations as of June 30, 2008 to include the gain on disposal of $348,567.  The adjustment results in a reduction of the Loss from Discontinued Operations from $2,174,490 and $3,841,706 to $1,825,923 and $3,493,139, respectively, for the three and six months ended June 30, 2008.  The adjustment also resulted in a reduction of the basic and diluted net loss per share attributable to common stockholders from $0.10 and $0.17 to $0.08 and $0.15, respectively, for the three and six months ended June 30, 2008.

The Company provided Goldman Parks Kurland Mohidin LLP with a copy of the foregoing disclosure and requested that Goldman Parks Kurland Mohidin LLP furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.  A copy of the letter from Goldman Parks Kurland Mohidin LLP, dated May 13, 2009, is attached as Exhibit 7.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Identification of Exhibit
7.1	Letter from Goldman Parks Kurland Mohidin LLP, dated May 13, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA GATEWAY CORPORATION

Date: May 13, 2009	By:	/s/ MARTIN KEY
Martin Key
Chief Executive Officer and Chief Financial Officer